UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934  (Amendment No.      )

Filed by the Registrant x
Filed by a Party other than the Registrant o

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☐ Preliminary proxy statement	☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☒Soliciting Material Pursuant to Rule 14a-12

STRATEGIC DIAGNOSTICS INC.
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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On April 5, 2013, Strategic Diagnostics Inc., a Delaware corporation (the “Company”), SDIX, LLC, a Delaware limited liability company (“Purchaser”), and OriGene Technologies, Inc., a Delaware corporation and the ultimate parent of the Purchaser (“Parent”), entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”). The presentations which follow were made to all employees of the Company following the announcement of the asset sale transaction (the “Asset Sale Transaction”) contemplated by the Asset Purchase Agreement.

Forward Looking Statements:

This filing contains forward-looking statements, which may be identified by words such as “believes,” “expects,” “anticipates,” “estimates,” “projects,” “intends,” “should,” “seeks,” “future,” “continue,” or the negative of such terms, or other comparable terminology. Forward-looking statements are subject to risks, uncertainties, assumptions and other factors that are difficult to predict and that could cause actual results to vary materially from those expressed in or indicated by them. Factors that could cause actual results to differ materially include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Asset Purchase Agreement; (2) the outcome of any legal proceedings that may be instituted against the Company and others following announcement of the Asset Purchase Agreement; (3) the inability to complete the Asset Sale Transaction due to the failure to satisfy the conditions to the Asset Sale Transaction, including obtaining the affirmative vote of at least a majority of the votes cast by the holders of the Company’s outstanding shares of common stock entitled to vote on the approval of the Asset Sale Transaction; (4) risks that the proposed Asset Sale Transaction disrupts current plans and operations and potential difficulties in employee and customer retention as a result of the Asset Sale Transaction; (5) the ability to recognize the benefits of the Asset Sale Transaction; (6) legislative, regulatory and economic developments; and (7) other factors described in the Company’s filings with the SEC. Many of the factors that will determine the outcome of the subject matter of this filing are beyond the Company’s ability to control or predict. The Company can give no assurance that the conditions to the Asset Sale Transaction will be satisfied. Except as required by law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

This communication does not constitute a solicitation of any vote or approval. The proposed Asset Sale Transaction between the Company, Purchaser and Parent will be submitted to the stockholders of the Company for their consideration. The Company expects to file with the Securities and Exchange Commission (“SEC”) a proxy statement with respect to the proposed Asset Sale Transaction.  INVESTORS AND SECURITY HOLDERS OF the Company AND OTHER INVESTORS ARE ADVISED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ASSET SALE TRANSACTION. The definitive proxy statement will be mailed to stockholders of the Company. Investors and security holders may obtain a free copy of the proxy statement when it becomes available, and other documents filed by the Company with the SEC, at the SEC’s web site at http://www.sec.gov. Free copies of the proxy statement, when it becomes available, and the Company’s other filings with the SEC may also be obtained from the Company by directing a request to the Company’s Investor Relations department, email: investor-relations@sdix.com.

Participants in Solicitation

The Company and its directors, executive officers and other members of its management and employees may be deemed to be soliciting proxies from the Company’s stockholders in favor of the proposed Asset Sale Transaction. Information regarding the Company’s directors and executive officers is available in its Annual Report on Form 10-K for the fiscal year ended December 31, 2012 filed with the SEC on April 15, 2013, and definitive proxy statement relating to its 2012 Annual Meeting of Stockholders filed with the SEC on April 16, 2012. Stockholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the proposed Asset Sale Transaction, which may be different than those of the Company’s stockholders generally, by reading the proxy statement and other relevant documents filed with the SEC when they become available.

Any information concerning Purchaser or Parent contained in this document has been taken from, or is based upon, publicly available information. Although the Company does not have any information that would indicate that the information contained in this document that has been taken from such documents is inaccurate or incomplete, the Company does not take any responsibility for the accuracy or completeness of such information.

SDIX – Origene What happens next?

What happens next, internally?

SDIX will continue to aggressively run our business and try to beat our results from Q1.

• Continued great efforts on customers, quality and technology.

• Completion of our construction and related moves.

• Generation of growth in bookings and revenue

• Continued strong efforts to drive improvements in gross margin

What happens next, internally?

• SDIX will be communicating proactively with customers and suppliers over the next several days.

• OriGene will begin integration planning.

• As the process progresses, we will communicate plans and some of you may be asked to be involved.

• Prior to close (~2 weeks) specific information on employment with OriGene will be provided.

What are my responsibilities?

• Continue the great work you are doing today, we are still accountable for our business results and we have to continue to deliver.

• Ask Questions,  if you have the question, most likely someone else does as well. So rather than speculate,  ask one of the SLT members, we will answer everything we can and share answers with the entire organization so everyone is informed.

• Please do not engage in external conversation about the transaction with customers, partners or suppliers.  If our business partners have questions, please direct them to management as we have a legal responsibility as to what information is provided externally.

What happens next, externally?

Press release to announce signing                                                                             8‐Apr                    Before market opens the day after signing.

File 8K with APA as exhibit                                                                            11‐Apr                     Within 4 business days of signing

File 10K with subsequent event footnote                                                                          Mid April                      This filing will include a footnote on the subsequent event

File and mail definitive proxy                                                                              May                   Timing is dependant on SEC review of the Proxy.

Shareholder Meeting                                                                            End of                    Timing approximately 6 weeks after mailing Q2of the Proxy.

Close Transaction                                                                                                Day after shareholder meeting

The most important to leave with today:

• SDIX and OriGene individually are great companies and leaders in their fields

• SDIX and OriGene together will be one of the best antibody companies in the market, with a strong focus on Oncology

• There will be about 8-10 weeks of time between today and when we can close this deal and it is critical for SDIX and for OriGene that everyone focus on continuing to grow and build the success of the current business so when we combine later this year we are in an even stronger position.

• OriGene is excited about the possibilities that exist for the combined company and as transition and integration activities are more fully defined, we will be communicating with you to share in those plans.

OriGene Technologies, Inc.

Why Are Gene Products so Important? Antisense and RNAi Diagnostic Tests Genes Proteins Therapeutic Proteins & Antibodies Drug Screen Gene Therapy

About OriGene

Missions

 Started in1996 with the goal to create largest commercial collection of full-length human cDNAs in a standard expression vector
 Human Operation systems

 To develop technologies focusing on systems biology approaches to gene function analysis and drug discovery
 Application systems

 To develop gene products and services every human being can use

Product Revenue Growth ($ MM) 40 35 30 25 20 15 10 5 0 2008 2009 2010 20112012 CAGR of last 5 years: ~45%

OriGene Corporate Summary

ORIGENE Technologies

- ~400 employees
- Headquarter: Rockville, MD
  - –Seattle: BlueHeron Gene Synthesis
  - –Beijing, China: ZSBio Anatomic pathology
  - –Wuxi, China: Large Scale mAB production
- Well funded by global investors
  - –Uni-president group
  - –Morningside
  - –IDG/Accel
  - –Qiming Venture
  - –KPCB

YOUR GENE COMPANY

Gene Centric Product Vision

ORIGENE Technologies

- cDNA Clones
- miRNA/shRNA
- Cancer qPCR Arrays
- Luminex Assays
- Protein Arrays
- Proteins & Antibodies
- DNA/RNA Purification

- **25,000 human ORF cDNA clones**
  - Largest collection of ORF clones
  - Highest quality: expression verified
- **Genome wide shRNA/siRNA**
  - Targeting human, mouse and rat genome
  - In GFP or RFP retro viral vectors
- **qPCR Reagents**
  - SYBR primers for human and mouse genomes
  - Unique qPCR template standards
- **8,000 purified human proteins**
  - Produced in mammalian cells with authentic structure
  - Heavy isotope labeled proteins as MS standards
- **High throughput mAb capacity**
  - 10,000 primary antibody offering on web site
  - Capacity to generate genome wide coverage
- **Luminex assays**
  - Immunoassays, and probe based miRNA/TF assays
  - Custom development and optimization

- **ZSBio:** Chinese Pathology reagent

YOUR GENE COMPANY

OriGene’s China Strategy High Throughput Gene-centric product manufacturing Chinese Diagnostics Market

OriGene Wuxi

Selective acquisitions •P&A: monoclonal antibody capacity •Cytomyx: Tissue Bank •Marligen: Multiplex protein platform •Blue Heron: Synthetic Biology •ZSBio: Chinese Pathology market

Genome-wide mAb Project

 Objective: develop high quality mAb for every human proteins

 Unique Tools:
- 25,000 Human TrueORF clones
- 15,000 antigen standards (over-expression lysates)
- 8,000 purified human proteins from HEK293 cells
- Broad collection of tissues and tissue sections
- 10,000 antigen chip for decoding mABs

 Extensive validation:
- WB, IHC, IF, Flow, Luminex, etc.

 Business models: catalog offering + joint mAb development Near term clinical market: ZSBIO-Chinese Pathology market

What is OriGene’s solution to get perfect antibodies?

• High quality antigens for immunization and screening.

Native human proteins or whole cell immunizations.

• Extensive QC validation for every TrueMab antibody.

WB, IHC, IF, Flow, ELISA, RPPA, Luminex, 10K protein Chip etc.

• Focus on monoclonal antibody development.

• Industrial Scale.

TrueMab: Human full length proteins as antigens Peptides Protein Fragment generated in Prokaryotic expression system Full length Proteins generated Eukaryotic Expression system Native proteins

The benefit of using high quality full length recombinant proteins as antigens Conformational PTM epitopedependent epitop Linear epitope More antibody pairs for well folded native structure

OriGene Full Length Proteins from HEK293T

• Produced from TrueORF cDNA clones

• 7,000 full length human proteins

• Expressed in HEK293 cells

• Optimal preservation of protein structure, post-translational modifications and functions

• Large scale production available

Human Protein Antigen Standards • 17,000 human full-length proteins have produced in HEK293 cells; –Represent >80% human proteome –Great Western blot standards

The quality comparison of p53 antibodies from five different vendors



Vendor A
*****
Vendor B
***
Vendor C
**
Vendor D
*
Vendor E
*
221ng
45ng
22ng
4.5ng
2.2ng
HEK293T
kDa
188
98
62
49
38
28
17

YOUR GENE COMPANY

OriGene antibody WB Validation

- +

HeLa cell lysate Overexpression Lysates from 9 cell lines lysate (Sensitivity) Western data from(Specificity)
Western data from OriGene other vender’s anti-KRT8 antibody Anti-KRT8 antibody

OriGene antibody IF Validation

Transfected COS7 cellsHeLa cells

(Specificity)(Sensitivity)

HeLa cells

IF data from
A549 cells
other vender’s
Anti-KRT8 antibody (Sensitivity)
IF data from OriGene anti-KRT8 antibody

OriGene antibody Flow Validation HEK293T cells transfected with PARP16 gene were immunostained with anti-PARP16 antibody

OriGene focuses on high quality monoclonal antibody

• 100% of TrueMAB antibodies pass overexpression antigen standard QC.

• More than 60% are positively validated with selected 9 cell line panel in WB.

• More than 60% are positively validated with IHC application.

• Around 50% are positively validated with IF and Flow analysis.

The Ultra-Specific IHC antibodies

OriGene protein microarray production scheme

TrueORF cDNA clones
(DDK-Myc tagged)

Expression in HEK293T Human Cells

The protein Mild Extraction microarray chip assayed with anti-DDK antibody

Over-expressed Protein lysate

Array     Printing

Using OriGene protein microarray chip to validate antibody specificity for biomarker discovery A case study with ERCC1 IHC antibody

ERCC1 and Cisplatin chemotherapy

The overall survival of cisplatin treatment for patients with ERCC1-negative tumors Ken A. Olaussen, The New England Journal of Medicine, 2006.

The overall survival of cisplatin treatment for patients with ERCC1-positive tumors Ken A. Olaussen, The New England Journal of Medicine, 2006.

The most commonly used prognostic anti-ERCC1 (8F1) antibody binds to a non-specific cross-reactive protein ERCC1 expression + ‐ + ERCC1 C5RO‐XP2YOHis Cancer Research, 2009

The identification of 8F1 cross-reactive protein with protein microarray chip.

1 2 3 4 5 6 7 8 9 10 1112 A

B C D

ERCC1 ERCC1 PCYT1A Anti Mouse IgG(NM_202001) (NM_001983) NM_005017
IgG Curve BSA Cy5

Mouse IgG

Subarray 2C Subarray 2D Subarray 6B

Western blot validation of protein microarray chip data with 8F1



kDa
ERCC1
ERCC1
ERCC2
ERCC8
ERCC3
ERCC4
ERCC5
PCYT1A
HEK293
191
97
64
51
39
28
Anti-ERCC1 (8F1)
191
97
64
51
39
28
Anti-DDK

YOUR GENE COMPANY

The gene expression level comparison between different patient

Copy/ul
1 10 100 1000 10000 1000001000000
A.                0
ERCC1                    y = -1.168ln(x) + 31.002 R² = 0.9828
PCYT1A
10 qPCR standard

Ct 20

30

B.
900

800 Patient samples
700 600 500 400 300
Relative mRNA copy number 200 100 0
1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 39 41 43 45 47

Stage I Stage IIStage III

OriGene’s ERCC1 UltraMab

• Two ERCC1 UltraMabs have been developed

• Launched into Chinese Pathology Market in 2012

• Licensed the global rights to the top two anatomic pathology companies

• The data is published in 2012

• http://www.biomedcentral.com/1472-6750/12/88

Importance of ALK IHC antibody

OriGene’s most sensitive ALK Ab

The most popular Her2 diagnostic reagents on the market

• Herceptest: Polyclonal

• CB11(BioGenex) is far less sensitive (False negative rate) comparing to 4B5 (Ventana)

• 4B5 crosses react to ERBB4 and ZSCAN18

4B5 WB analysis

ORIGENE Technologies


HEK293T
ERBB2
ERBB4
ZSCAN18
PALM
ELMO1
191 kDa
97 kDa
64 kDa
51 kDa
39 kDa
28 kDa

Predicted MWs:
ERBB2: 141.5 kDa
ERBB4: 148.8 kDa
ZSCAN18: 58.5 kDa
PALM: 41.9kDa
ELMO1: 28.6kDa

YOUR GENE COMPANY

4B5 exhibits non-specific staining in Gastric cancer tissue?

• 4B5 has background staining in stomach tissues –In nucleus of normal mucosa cells or cancer cells

4B5 manual: “Artificial
Histopathology 2011,58,383–394.
staining” in normal mucosa

OriGene’s Her-2 UltraMab 3+ 1+ No tumor

OriGene in Summary

• Focused on developing best in class gene-centric products

• Leveraging global technologies with Chinese manufacturing capacity in life sciences

• Dedicated to bringing the highest quality gene-centric products to patients globally